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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2000

                                  AZURIX CORP.

             (Exact name of registrant as specified in its charter)

         Delaware                              001-15065                76-0589114
(State or other jurisdiction                  (Commission              (I.R.S. Employer
     of incorporation)                        File Number)          Identification Number)

333 Clay Street, Suite 1000
        Houston, Texas                                                     77002
(Address of principal executive offices)                                (Zip Code)

                                 (713) 646-6001
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS.

The registrant's press release dated January 26, 2000, regarding its intention to offer U.S. dollar and U.K. pound sterling denominated Senior Notes due 2007 and U.S. dollar denominated Senior Notes due 2010 in an aggregate amount of $500,000,000, is attached.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibits 99.1 - Press Release dated January 26, 2000



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AZURIX CORP.

Date:    January 28, 2000                   By:  /S/ JOHN C. ALE
                                                ---------------
                                                     John C. Ale
                                                     Executive Director and
                                                     General Counsel


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                                  EXHIBIT INDEX



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
Exhibit No.      Description
-----------      ------------
   99.1          Press Release dated January 26, 2000.